UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/14/2005

BJ Services Company
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10570

DE	63-0084140
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5500 Northwest Central Drive, Houston, TX 77092
(Address of principal executive offices, including zip code)

713-895-5624
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

    Record Date and Date of Annual Shareholder Meeting

        The Board of Directors of BJ Services Company has set the date for the 2006 Annual Meeting of Stockholders as January 31, 2006 for stockholders of record as of December 6, 2005.

        Stockholders who intend to submit a proposal at the Annual Meeting of Stockholders in 2006 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed in the Company's Bylaws and Rule l4a-8 under the Securities Exchange Act of 1934, as amended. To be timely brought before the stockholder meeting, stockholder proposals must be received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on November 25, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company

Date: November 14, 2005	By:	/s/ Margaret B. Shannon
Margaret B. Shannon
Vice President - General Counsel and Secretary